UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22154

Columbia ETF Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN 55474
(Address of principal executive offices) (Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2015

COLUMBIA ETF TRUST

Columbia Large Cap Growth ETF

Columbia Select Large Cap Growth ETF

Columbia Select Large Cap Value ETF

Columbia Core Bond ETF

Columbia Intermediate Municipal Bond ETF

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia ETF Trust

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about an ETF, visit columbiathreadneedleetf.com. The prospectus should be read carefully before investing.

The Columbia ETF Trust is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA ETF TRUST

TABLE OF CONTENTS

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund Custodian

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

Fund Transfer Agent

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

For more information about any of the ETFs, please visit columbiathreadneedleetf.com or call 800.774.3768.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia Large Cap Growth ETF

Performance Overview	3
Manager Discussion of Fund Performance	5

Columbia Select Large Cap Growth ETF

Performance Overview	7
Manager Discussion of Fund Performance	9

Columbia Select Large Cap Value ETF

Performance Overview	11
Manager Discussion of Fund Performance	13

Columbia Core Bond ETF

Performance Overview	15
Manager Discussion of Fund Performance	17

Columbia Intermediate Municipal Bond ETF

Performance Overview	20
Manager Discussion of Fund Performance	22
Understanding Your Fund's Expenses	25
Frequency Distribution of Premiums and Discounts	26
Portfolio of Investments	28
Statement of Assets and Liabilities	49
Statement of Operations	50
Statement of Changes in Net Assets	51
Financial Highlights	53
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	68
Federal Income Tax Information	69
Trustees and Officers	70
Approval of Investment Management Services Agreement	76
Important Information About This Report	79

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Large Cap Growth ETF

Performance Summary

■  Columbia Large Cap Growth ETF (the Fund) returned 13.32% at net asset value and 13.36% at market price for the 12-month period that ended October 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 9.18% for the same period.

■  Security selection in the information technology, health care and industrials sectors provided the biggest boost to performance relative to the benchmark. Overweight allocations in the information technology and health care sectors further bolstered results.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	Life
Market Price	10/02/09	13.36	15.18	15.56
Net Asset Value	10/02/09	13.32	15.22	15.59
Russell 1000 Growth Index		9.18	15.30	15.98

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management Investment Advisers, LLC (Columbia) took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the New York Stock Exchange (NYSE) and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Large Cap Growth ETF

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Large Cap Growth ETF

Columbia Large Cap Growth ETF (the Fund) returned 13.32% at net asset value and 13.36% at market value for the 12-month period that ended October 31, 2015. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 9.18% for the same period. Security selection in the information technology, health care and industrials sectors provided the biggest boost to performance relative to the benchmark. Overweight allocations in the information technology and health care sectors further bolstered results.

Stock Markets Turned Volatile as Pressures Mounted

After a solid start, the pace of U.S. economic growth fluctuated during the 12-month period that ended October 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also took a significant bite out of growth. Yet most of these setbacks proved temporary as the economy rebounded and the seven-year expansion remained intact. Despite a couple of disappointing months late in the period, the U.S. job market enjoyed strong growth. An average of 235,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.0%. Manufacturing activity remained solid even though the pace of expansion slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time home buyers out of the market.

As concerns mounted about a sluggish global economy, especially in China, and the timing of a Federal Reserve interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in September. However, stocks bounced back in October, restoring equity gains for most market segments. Large-cap growth stocks led the equity markets by a significant margin. Small-cap value stocks were the period's weakest performers, with negative returns.

Security Selection, Sector Allocations Supported Results

Solid stock selection and an emphasis on information technology and health care stocks accounted for a significant portion of the Fund's performance advantage over its benchmark. Within information technology, Electronic Arts continued to deliver strong results. An overweight in the stock amplified the impact of its gains on Fund returns. Electronic Arts develops, markets, publishes and distributes video games. Investors continued to respond favorably to the company's strong earnings and solid margin improvement. The Fund also gained ground with an overweight in Facebook, which benefited from strong monetization of its mobile user base and continued overall growth in mobile advertising. Within semiconductors, Avago Technologies acquired Broadcom at a premium and the Fund benefited from exposure to both stocks.

Within health care, mid-sized biotechnology names aided returns and relative performance. The Fund benefited from an outsized position in Pharmacyclics, prized for its flagship asset Imbruvica®, which is considered to be an effective treatment for hematological malignancies such as leukemia and lymphoma. Pharmacyclics was acquired by AbbVie,

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Brian Condon, CFA

Alfred Alley III, CFA

Top 10 Holdings (%) (at October 31, 2015)
Apple, Inc.	5.9
Amazon.com, Inc.	3.7
Microsoft Corp.	3.2
Comcast Corp. Class A	3.1
Facebook, Inc. Class A	3.0
Alphabet, Inc. Class A	2.8
CVS Health Corp.	2.7
Visa, Inc. Class A	2.6
Lowe's Cos., Inc.	2.6
PepsiCo, Inc.	2.6

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund's holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at October 31, 2015)
Information Technology	32.4
Consumer Discretionary	21.7
Health Care	19.5
Consumer Staples	9.9
Industrials	8.8
Financials	5.6
Materials	1.3
Energy	0.6
Money Market Funds	0.5
Total Investments	100.3
Other Assets & Liabilites, Net	(0.3)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Large Cap Growth ETF

Investment Risks

Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility. Because the ETF may emphasize one or more economic sectors or industries, it may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds or ETFs that do not so emphasize. The more a fund or ETF diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

supporting our thesis that innovative products can make smaller biotechnology companies attractive to larger, more traditional pharmaceutical companies. Allergan, Alkermes, Cubist and BioMarin also were solid contributors, all with innovative new therapies and strong intellectual property. Even though we continue to be positive regarding biotechnology, we cut back somewhat on the Fund's biotechnology holdings during a third quarter pullback within the industry. However, the Fund continues to maintain an overweight in biotechnology, a reflection of our long-term confidence in the industry.

In the industrials sector, Pall Corporation, Northrop and Snap-On Tools resulted in solid gains for the Fund. Pall, a leading manufacturer of industrial and medical filtration devices, was acquired at a premium by Danaher. Filtration technology is increasingly important in quality control in the biotechnology industry. Northrop is an American global aerospace and defense technology company that has benefited from consistent execution and stable-to-growing cash flow. Snap-On Tools, which manufactures and distributes tools and equipment for auto and other service-related industries, gained market share in both the United States and Europe.

Disappointments from the Energy Sector

It was another difficult year for energy as commodity prices continued to fall. The Fund shed most of its energy exposure during the year but lost ground against the benchmark with an overweight in Halliburton, which resulted in a loss for the portfolio.

Looking Ahead

We took advantage of September's equity market pullback to make some selected purchases in names in which we had high conviction. We also trimmed some of the Fund's health care overweight. Nevertheless, the Fund remains overweight at this time in health care and information technology (and underweight in industrials and consumer staples stocks) in an environment that we believe continues to favor high quality growth names. On balance, we currently believe that U.S.-centric companies are well positioned to face the current environment of global uncertainty, which supports the Fund's focus on high quality growth companies with track records of consistent earnings growth.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Select Large Cap Growth ETF

Performance Summary

■  Columbia Select Large Cap Growth ETF (the Fund) returned 5.32% at net asset value and 5.63% at market price for the 12-month period that ended October 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 9.18% for the same time period.

■  Stock selection in the information technology and energy sectors accounted for much of the Fund's performance shortfall relative to the benchmark. Most of the Fund's underperformance occurred during the market downturn late in the period.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	Life
Market Price	10/02/09	5.63	13.25	13.99
Net Asset Value	10/02/09	5.32	13.15	13.92
Russell 1000 Growth Index		9.18	15.30	15.98

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Select Large Cap Growth ETF

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Select Large Cap Growth ETF

Columbia Select Large Cap Growth ETF (the Fund) returned 5.32% at net asset value and 5.63% return at market price for the 12-month period that ended October 31, 2015. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 9.18% for the same time period. Stock selection in the information technology and energy sectors accounted for much of the Fund's performance shortfall relative to the benchmark. Stock selection and an overweight in consumer staples stocks also weighed on returns. Most of the Fund's underperformance occurred during the market downturn late in the period.

Stock Markets Turned Volatile as Pressures Mounted

After a solid start, the pace of U.S. economic growth fluctuated during the 12-month period that ended October 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also took a significant bite out of growth. Yet most of these setbacks proved temporary as the economy rebounded and the seven-year expansion remained intact. Despite a couple of disappointing months late in the period, the U.S. job market enjoyed strong growth. An average of 235,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.0%. Manufacturing activity remained solid even though the pace of expansion slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time home buyers out of the market.

As concerns mounted about a sluggish global economy, especially in China, and the timing of a Federal Reserve interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in September. However, stocks bounced back in October, restoring equity gains for most market segments. Large-cap growth stocks led the equity markets by a significant margin. Small-cap value stocks were the period's weakest performers, with negative returns.

Contributors and Detractors

The Fund's stake in health care, financials and consumer discretionary stocks aided relative performance and produced solid gains for the period. In health care, a position established last year in Pharmacyclics in the biotechnology industry paid off handsomely, as the company was bought by AbbVie at a substantial premium. Pharmacyclics focuses on the development and commercialization of small molecule drugs for oncology and immunology. Adoption of its lead product, Imbruvica, was much better than expected. We took profits and sold the stock. Also in biotechnology, Celgene, which develops treatments for multiple myeloma, was a relative outperformer. In the financials sector, an overall underweight relative to the benchmark plus a new position in exchange operator Intercontinental Exchange were positive for results. In the consumer discretionary sector, e-commerce leader Amazon.com rewarded our confidence as it bounced back from a disappointing 2014. Amazon continued to take market share from traditional brick and mortar companies as well as from e-commerce rivals. Priceline.com also continued to perform well for the Fund. Priceline

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Brian Condon, CFA

Alfred Alley III, CFA

Top 10 Holdings (%) (at October 31, 2015)
Amazon.com, Inc.	5.1
LinkedIn Corp. Class A	4.8
Alexion Pharmaceuticals, Inc.	4.7
Facebook, Inc. Class A	4.7
Vertex Pharmaceuticals, Inc.	4.6
Bristol-Myers Squibb Co.	4.4
Visa, Inc. Class A	4.3
Priceline Group, Inc. (The)	4.1
ServiceNow, Inc.	3.9
Monster Beverage Corp.	3.9

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund's holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at October 31, 2015)
Information Technology	42.1
Health Care	30.1
Consumer Discretionary	14.8
Consumer Staples	7.7
Financials	2.7
Industrials	2.6
Money Market Funds	0.5
Total Investments	100.5
Other Assets & Liabilites, Net	(0.5)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Select Large Cap Growth ETF

Investment Risks

Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility. The ETF is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the ETF may have a greater impact on the ETF's NAV and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the ETF's value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks. Fund concentration generally leads to greater price volatility. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

announced better-than-expected forward-looking guidance after a strong second quarter as the company continued to sustain international bookings growth that was well above forecasts.

These holdings more than offset the impact of Michael Kors, in the fashion and apparel industry, which disappointed investors with lower-than-expected sales. We sold the stock.

Within the energy sector, FMC Technologies, a manufacturer of specialized equipment for deep sea drilling, and Cabot Oil & Gas detracted from results as many names in the energy sector came under pressure due to falling oil prices. We sold both stocks. Within information technology, the bulk of the Fund's performance shortfall came from the internet software and services industry. Alibaba, in China, Mercado Libre, in Latin and South America, and Baidu, the Internet search leader of China, all came under pressure on concerns about emerging market economic growth. Baidu also disappointed investors with the announcement of a larger-than-anticipated spending program. Ultimately, we decided to exit the position in Baidu because the company's upcoming spending raised concerns about its ability to maintain margin and profitability growth from its successful search business.

Looking Ahead

We believe the market is recalibrating growth expectations and the associated risk of not delivering on expectations. Earnings estimates have been on a downward path for the past year, and a strong dollar has put pressure on many multinationals. We believe that few companies are able to generate strong fundamentals in this low-growth environment. Yet, we continue to believe that high quality, high growth companies are positioned to deliver above-average levels of profitability and attractive returns for investors, and we continue to balance the portfolio with established growth and emerging growth companies.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Select Large Cap Value ETF

Performance Summary

■  Columbia Select Large Cap Value ETF (the Fund) returned -1.97% at net asset value and -2.02% at market price for the 12-month period that ended October 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 0.53% for the same period.

■  Companies that were the target of merger and acquisition activity were a source of disappointment and generally accounted for the Fund's underperformance relative to its benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	Life
Market Price	05/01/09	-2.02	12.37	15.31
Net Asset Value	05/01/09	-1.97	12.38	15.30
Russell 1000 Value Index		0.53	13.26	15.78

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Select Large Cap Value ETF

Performance of a $10,000 Investment (May 1, 2009 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Select Large Cap Value ETF

Columbia Select Large Cap Value ETF (the Fund) returned -1.97% at net asset value and -2.02% at market value for the 12-month period that ended October 31, 2015. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 0.53% for the same time period. Companies that were the target of merger and acquisition (M&A) activity were a source of disappointment and generally accounted for the Fund's underperformance relative to its benchmark.

Stock Markets Turned Volatile as Global Pressures Mounted

After a solid start, the pace of U.S. economic growth fluctuated during the 12-month period that ended October 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also took a significant bite out of growth. Yet most of these setbacks proved temporary as the economy rebounded and the seven-year expansion remained intact. Despite a couple of disappointing months late in the period, the U.S. job market enjoyed strong growth. An average of 235,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.0%. Manufacturing activity remained solid even though the pace of expansion slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time home buyers out of the market.

As concerns mounted about sluggish global economic growth, especially in China, and the timing of a Federal Reserve interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in September. However, stocks bounced back in October, restoring equity gains for most market segments. Value stocks lagged growth stocks by a significant margin, as investors turned cautious in light of weak earnings growth.

Contributors and Detractors

In a year that was challenging for value stocks overall, Altria, in the consumer staples sector, made a significant contribution to the Fund's results. Altria, makers of Marlboro cigarettes, gained ground as concerns over the penetration of e-cigarettes abated and investors rotated back to the company for its earnings growth potential and sizeable dividend. Toward the end of the fiscal period, it became apparent that the company's stake in SAB Miller, the British-South African beer maker, had the potential to be monetized in a buyout, which also helped drive Altria's returns. Also in consumer staples, Costco, a long-term portfolio holding, was helped by a high membership renewal rate and declining gasoline prices, which fostered spending inside the brick and mortar store. In the consumer discretionary sector, Lowe's, the home center giant, benefited as consumer spending on building supplies, home accessories and hardware picked up. The acceleration in new home starts, renovation spending and an increase in commercial construction also aided Lowe's stock price. Lowe's is not the value stock it was when we bought it in 2008, but it is still not expensive enough for us to feel we should sell, so we continue to hold the position. In the technology sector, Juniper

Portfolio Management

Richard Rosen

Kari Montanus

Brian Condon, CFA

Alfred Alley III, CFA

Top 10 Holdings (%) (at October 31, 2015)
Tyson Foods, Inc. Class A	4.4
Verizon Communications, Inc.	4.2
Citigroup, Inc.	3.6
Altria Group, Inc.	3.6
JPMorgan Chase & Co.	3.6
Bank of America Corp.	3.6
Bristol-Myers Squibb Co.	3.5
Lowe's Cos., Inc.	3.4
Humana, Inc.	3.4
Applied Materials, Inc.	3.4

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund's holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at October 31, 2015)
Financials	25.5
Consumer Staples	12.6
Health Care	12.2
Energy	12.0
Information Technology	10.5
Industrials	9.7
Consumer Discretionary	5.0
Materials	5.0
Telecommunication Services	4.2
Utilities	3.1
Money Market Funds	0.6
Total Investments	100.4
Other Assets & Liabilites, Net	(0.4)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Select Large Cap Value ETF

Investment Risks

Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. The ETF, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund or ETF that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the ETF's net asset value. To the extent the ETF invests its assets in fewer securities; the ETF is subject to greater risk of loss if any of those securities declines in price. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Networks earned investor confidence after new management returned the company to its core competencies. A new product offering also has gained traction.

Stock selection in energy also aided results for the period, despite overall weakness in the sector. The Fund substantially outperformed the benchmark's energy holdings primarily because of its positions in two refiners, Valero and Marathon Petroleum. Both companies benefited from a glut in U.S. oil production and limited refining capacity.

Companies that were the target of M&A activity were a significant source of disappointment for the Fund. Within technology, Applied Materials, a semiconductor equipment company, was denied by the U.S. Justice Department in its efforts to acquire Tokyo Electron. Applied Materials CEO had personally relocated to Japan to ensure the deal, and the failure to win approval was a significant blow to the company's share price. Elsewhere in the portfolio, Williams in the energy sector also stumbled in the wake of a takeover offer. Another technology holding, Teradata, lost ground as the company transitioned between product cycles. In the materials sector, Freeport-McMoRan was hurt by the global economic slowdown, but even more importantly, the company's energy assets hurt its share price. We maintained all four positions because we believe the factors that have hurt them are likely to be short term and we believe all have the potential to rebound over the longer term.

Looking Ahead

At this time, most U.S. economic data points remain solid but somewhat lackluster, and we believe the financial markets face significant challenges as we move into calendar year 2016. Earnings growth has slowed, and the stock market will be tested to see how sensitive returns are to the economy, especially as the factors that drove a sharp third-quarter downturn continue to weigh on investor sentiment. Volatility has spiked, along with concerns about liquidity and deflation. In such an environment, even small moves can expand into major downdrafts. Yet, we currently believe that earnings growth has the potential for improvement in 2016 despite these challenges, which, in the context of relatively low interest rates, suggest a better environment for stocks.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Core Bond ETF

Performance Summary

■  Columbia Core Bond ETF (the Fund) returned 0.74% at net asset value and 1.62% at market price for the 12-month period that ended October 31, 2015.

■  During the same 12-month period, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96%.

■  The Fund's performance was constrained by its holdings of inflation-linked securities, whose prices suffered as the global growth outlook declined over the period, as well as by an overweight allocation to the industrials sector within corporate issuers.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	Life
Market Price	01/29/10	1.62	3.11	3.89
Net Asset Value	01/29/10	0.74	2.83	3.77
Barclays U.S. Aggregate Bond Index		1.96	3.03	3.83

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Core Bond ETF

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Core Bond ETF

Columbia Core Bond ETF (the Fund) returned 0.74% at net asset value and 1.62% at market price for the 12-month period that ended October 31, 2015. By comparison, the Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.96% for the same period. Holdings of inflation-linked securities and an overweight allocation to the industrials sector detracted from relative performance, while yield curve positioning and an underweight allocation to corporate bonds overall added to performance vs. the benchmark.

Markets Monitored Monetary Policy, Oil Prices, China Growth

As the period opened, the bond market appeared to have become comfortable with the trajectory of the U.S. Federal Reserve (the Fed), as it continued to reduce its longer term bond purchases while actively monitoring conditions with an eye toward beginning to increase short-term interest rates. Investment-grade corporate debt continued to benefit from the investor search for yield against a backdrop of low U.S. Treasury rates.

As the period progressed, however, macroeconomic and geopolitical uncertainties increasingly came to the forefront. The ongoing Russia-Ukraine standoff, the rise of a militant fundamentalist group in Iraq and Syria, and a resurgence in the Israeli-Palestinian conflict were among the geopolitical factors contributing to increased investor risk aversion. At the same time, the prospect of the Fed moving toward a more normal monetary policy created concerns over credit sensitive areas of the bond market that have benefited from low interest rates. Even as the Fed appeared prepared to tighten policy, the European Central Bank, Bank of Japan, and Peoples Bank of China stepped up efforts to stimulate their respective economies. The result of these diverging central bank policies was further support for the dollar against other leading currencies and a strengthening of the headwind for U.S. exports.

Risk sentiment was further undermined by a collapse in crude oil prices over the latter part of 2014, reflecting a weakening global demand outlook, and resulting in energy-related areas of the bond market being severely punished by investors. After recovering to some degree in the second quarter of 2015, oil prices would embark on yet another downward leg. Markets were also focused over much of the first half of 2015 on the threat of Greece exiting the euro. While the Greek government eventually ceded to terms sufficient to receive additional support in dealing with its debt, this crisis was soon replaced in headlines by slowing China growth and its impact on the global economy. China concerns peaked in August, as the government's devaluation of the yuan raised the specter of a global currency war.

While the U.S. economy continued to see strengthening in key areas such as employment and housing, given the elevated levels of geopolitical uncertainty and a lack of upward price pressure at home, expectations were further pushed back with respect to the timing of the Fed's first hike in short-term rates. Against this backdrop, the U.S. Treasury yield curve flattened over the 12 month period ended October 31, 2015, as rates rose on shorter maturities while experiencing declines farther out along

Portfolio Management

Orhan Imer, Ph.D., CFA

Quality Breakdown (%) (at October 31, 2015)
AAA rating	46.3
AA rating	2.1
A rating	10.8
BBB rating	18.2
BB rating	1.8
B rating	0.3
Not rated	20.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Core Bond ETF

Portfolio Breakdown (%) (at October 31, 2015)
U.S. Government & Agency Obligations	31.3
Corporate Bonds & Notes	31.0
U.S. Treasury Obligations	26.9
Money Market Funds	24.7
Asset-Backed Securities — Non-Agency	3.9
Mortgage-Backed Securities	1.9
Municipal Bonds	1.3
Foreign Government Obligations	0.5
Total Investments	121.5
Other Assets & Liabilites, Net	(21.5)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

the curve. Credit spreads (the incremental yield provided by corporate bonds vs. Treasuries) widened over the same period.

Contributors and Detractors

The leading detractor from the Fund's performance relative to the benchmark was an out-of-benchmark position in U.S. TIPS (Treasury Inflation Protected Securities). Coming into the period, we had anticipated that TIPS would benefit from expectations for higher inflation given the overall strengthening trend of the U.S. economy. However, global growth concerns driven in large part by China's efforts to re-balance its economy toward a more sustainable growth model dampened inflation expectations. In particular, the steep decline in oil and other commodities seen over the period put downward pressure on U.S. headline inflation, undermining TIPS valuations.

The Fund's positioning within investment-grade corporate bonds also constrained relative performance. Specifically, we had overweight exposure to the industrials sector, including a number of energy-related issues that suffered from the more than halving of oil prices seen during the period.

On the positive side, the Fund was positioned for the yield curve to flatten (i.e. for the differential between long-term yields and short-term yields to narrow). This added to performance as investors positioned for an eventual increase in the Fed's benchmark short-term rate and declining inflation expectations minimized upward pressure on longer term rates. The Fund's overall underweight to investment-grade corporate bonds vs. the benchmark also added to returns, as credit sentiment was undermined during the period by a weakening global demand backdrop.

Looking Ahead

At this time, we believe the Fund is positioned conservatively with respect to overall portfolio duration and interest rate sensitivity, as we view U.S. Treasury yields as more likely to rise than decline along the length of the curve. At the same time, we believe we continue to be positioned for the yield curve to flatten as investors position for the Fed to initiate a cycle of short-term rate hikes. We are currently maintaining the Fund's allocation to TIPS on the view that market expectations for inflation may have overshot the mark on the downside.

Given the spread widening seen in recent quarters, we have been adding around the margins to the Fund's credit exposure within investment-grade corporate bonds. We are currently maintaining the Fund's energy position as we believe much of the sector currently appears to have been oversold, while carefully monitoring individual company credit fundamentals.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Core Bond ETF

Investment Risks

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Intermediate Municipal Bond ETF

Performance Summary

■  Columbia Intermediate Municipal Bond ETF (the Fund) returned 1.84% at net asset value and 1.89% at market price for the 12-month period that ended October 31, 2015.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 2.64% for the same time period.

■  The Fund was helped by its positions in longer maturity bonds and its overweight in California, but its duration positioning and exposure to Illinois detracted.

Average Annual Total Returns (%) (for period ended October 31, 2015)

	Inception	1 Year	5 Years	Life
Market Price	01/29/10	1.89	3.54	3.98
Net Asset Value	01/29/10	1.84	3.51	4.01
Barclays 3-15 Year Blend Municipal Bond Index		2.64	3.91	4.33

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Intermediate Municipal Bond ETF

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Intermediate Municipal Bond ETF

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2015)
AAA rating	4.3
AA rating	39.7
A rating	48.2
BBB rating	7.7
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us

Columbia Intermediate Municipal Bond ETF (the Fund) returned 1.84% at net asset value and 1.89% at market price during the 12-month period that ended October 31, 2015. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 2.64% for the same period. The Fund was helped by its positions in longer maturity bonds and its overweight in California, but its duration positioning and exposure to Illinois detracted.

Market Overview

As the return of the benchmark would indicate, intermediate-term municipal bonds generated muted returns during the 12 months ended October 31, 2015. After a small rally in the first three months of the period, yields subsequently rose (as prices fell) in tandem with U.S. Treasuries through the first half of 2015. During this time, the municipal market was pressured by the impact that heavy new-issue supply had on prices. Refunding activity accounted for a large portion of the elevated supply, as issuers capitalized on the environment of low interest rates to refund higher rated debt. The supply-and-demand equation improved in June, however, leading to a better tone in the market. Further, weaker economic data indicated that the U.S. Federal Reserve could delay its first interest-rate increase, fueling a rally in both Treasuries and municipal bonds.

Five-year, AAA-rated municipal bonds rose slightly in yield during the 12-month period, while 10-year yields fell and 15-year yields closed modestly higher. As a result, the yield curve flattened within the five to 10-year range but steepened between 10 and 15 years. Bonds with 12- to 17-year maturities generated the best performance, while shorter term debt produced the smallest gains. The ratio of municipal bond yields to Treasury yields rose during the year, since municipal yields declined at a slower rate than Treasuries (as prices rose) during the final four months of the period. BBB-rated debt outperformed A and AA rated issues, while AAA-rated bonds lagged.

Contributors and Detractors

The Fund had slightly shorter duration than the benchmark; i.e., a lower sensitivity to interest-rate movements. Given that yields fell during the period (as prices rose) this aspect of the Fund's positioning detracted from performance. The Fund also had more exposure to the 7- to 12-year portion of the yield curve than the 12- to 17-year range, which further detracted from performance.

The Fund's longer maturity holdings have longer call structures than the corresponding holdings in the benchmark, which was a positive for performance. The Fund also benefited from strong security selection in the BBB credit tier, as well as its underweight in AAA rated debt. In addition, the Fund was overweight in California issues, which was a positive given that the state's bonds outperformed during the period. The Fund also held an overweight in the hospital sector, the best performing segment of the benchmark during the period. Several longer maturity holdings in the sector were particularly strong performers. Bonds issued by toll facilities in Texas also generated solid results.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Intermediate Municipal Bond ETF

The Fund's exposure to Illinois was greater than that of the benchmark, which detracted from relative performance. Illinois debt underperformed the broader market due to the ongoing concerns about the state's ability to fund its pension obligations. The Fund holds a position in Chicago water revenue bonds, which were downgraded by the credit ratings agencies in May despite the dedicated revenue stream funding the bonds interest payments. However, our analysis shows that the revenue stream is sufficient to support both interest and principal payments. The Fund's positions in two New Jersey issues also weighed on relative performance, as the state's budget and pension-funding challenges caused yield spreads to widen. Positions in local general obligation bonds were a small drag on performance given that the Fund's holdings had shorter maturities relative to the corresponding benchmark components.

Fund Positioning

We expect the heavy supply of new issues will continue in 2016 due to the combination of new projects and ongoing refinancing activity. Since mid-2015, both state and local governments have demonstrated a greater willingness to commit to projects that have been delayed due to slow economic conditions. U.S. Federal Reserve (Fed) policy also represents a potential source of uncertainty, but we expect that any Fed rate increases should be gradual enough to limit the impact on the municipal bond market.

In managing the Fund, we continue to emphasize bottom-up, issue-by-issue credit research. We are cautious at this time with regard to smaller colleges, as we currently believe yields remain unattractive and both demographics and costs are working against the sector. We are comfortable at present with the Fund's specific holdings in Illinois, but we are also aware of the potential headline risk that could occur if no budget resolution is passed. We are limiting the Fund's exposure at this time to Pennsylvania, Connecticut, and Kentucky, all of which continue to deal with pension-funding issues. We continue to focus our efforts on maintaining a competitive dividend yield for shareholders. As always, we analyze what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.

Top 10 States (%) (at October 31, 2015)
California	18.2
Texas	8.6
Illinois	8.2
Florida	7.7
Washington	6.4
New York	5.8
New Jersey	5.3
Maryland	4.3
Alaska	4.1
Colorado	3.5

Percentages indicated are based upon net assets.

For further detail about these holdings, please refer to the section entitled Portfolio of Investments.

Fund's holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Intermediate Municipal Bond ETF

Investment Risks

Municipal securities are subject to interest rate, credit and market risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state. Investments in high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2015

COLUMBIA ETF TRUST

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2015.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 5/1/2015 to 10/31/2015" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2015 ($)		Ending Account Value 10/31/2015 ($)		Expenses Paid For the Period 5/1/2015 to 10/31/2015* ($)		Annualized Expense Ratios for the Period 5/1/2015 to 10/31/2015** (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Large Cap Growth ETF	1,000.00	1,000.00	1,029.80	1,021.02	4.25	4.23	0.83
Columbia Select Large Cap Growth ETF	1,000.00	1,000.00	985.30	1,021.02	4.15	4.23	0.83
Columbia Select Large Cap Value ETF	1,000.00	1,000.00	961.00	1,021.27	3.86	3.97	0.78
Columbia Core Bond ETF	1,000.00	1,000.00	989.80	1,022.79	2.41	2.45	0.48
Columbia Intermediate Municipal Bond ETF	1,000.00	1,000.00	1,012.10	1,023.09	2.13	2.14	0.42

*Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

**Expense ratios reflect expense caps through the period ended October 31, 2015. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the Financial Highlights due to changes in the expense caps.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA ETF TRUST

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2015.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Large Cap Growth ETF
October 2, 2009 – October 31, 2015
	0 - 49.9	453	551
	50 - 99.9	149	185
	100 - 199.9	3	157
	> 200	20	13
	Total	625	906
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Select Large Cap Growth ETF
October 2, 2009 – October 31, 2015
	0 - 49.9	572	434
	50 - 99.9	89	127
	100 - 199.9	130	144
	> 200	4	31
	Total	795	736

Annual Report 2015

COLUMBIA ETF TRUST

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (continued)

(Unaudited)

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Select Large Cap Value ETF
May 1, 2009 – October 31, 2015
	0 - 49.9	975	570
	50 - 99.9	76	3
	100 - 199.9	3	3
	> 200	4	3
	Total	1058	579
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Core Bond ETF
January 29, 2010 – October 31, 2015
	0 - 49.9	308	595
	50 - 99.9	162	215
	100 - 199.9	65	63
	> 200	38	4
	Total	573	877
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Intermediate Municipal Bond ETF
January 29, 2010 – October 31, 2015
	0 - 49.9	218	978
	50 - 99.9	14	59
	100 - 199.9	4	117
	> 200	44	16
	Total	280	1170

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Large Cap Growth ETF

October 31, 2015

Common Stocks 99.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 21.7%
Auto Components 0.8%
Visteon Corp.(a)	1,049	114,414
Hotels, Restaurants & Leisure 3.1%
Norwegian Cruise Line Holdings Ltd.(a)	3,528	224,451
Starwood Hotels & Resorts Worldwide, Inc.	2,624	209,579
Total		434,030
Household Durables 0.8%
Jarden Corp.(a)	2,372	106,266
Internet & Catalog Retail 6.7%
Amazon.com, Inc.(a)	830	519,497
Ctrip.com International Ltd. ADR(a)	749	69,635
Expedia, Inc.	1,162	158,381
Priceline Group, Inc. (The)(a)	133	193,414
Total		940,927
Media 4.8%
Comcast Corp. Class A	6,918	433,206
DISH Network Corp. Class A(a)	2,958	186,265
Time Warner, Inc.	680	51,231
Total		670,702
Specialty Retail 4.1%
Lowe's Cos., Inc.	4,940	364,720
TJX Cos., Inc. (The)	2,928	214,300
Total		579,020
Textiles, Apparel & Luxury Goods 1.4%
lululemon athletica, inc.(a)	1,485	73,017
VF Corp.	1,792	120,996
Total		194,013
Total Consumer Discretionary		3,039,372
CONSUMER STAPLES 9.9%
Beverages 4.1%
Coca-Cola Enterprises, Inc.	1,953	100,267
Molson Coors Brewing Co. Class B	1,300	114,530
PepsiCo, Inc.	3,560	363,796
Total		578,593
Food & Staples Retailing 3.7%
CVS Health Corp.	3,780	373,388
Kroger Co. (The)	3,822	144,472
Total		517,860

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 2.1%
Philip Morris International, Inc.	3,390	299,676
Total Consumer Staples		1,396,129
ENERGY 0.6%
Oil, Gas & Consumable Fuels 0.6%
Kinder Morgan, Inc.	2,880	78,768
Total Energy		78,768
FINANCIALS 5.6%
Banks 1.4%
Fifth Third Bancorp	3,188	60,731
Wells Fargo & Co.	2,585	139,952
Total		200,683
Capital Markets 3.0%
BlackRock, Inc.	282	99,256
Goldman Sachs Group, Inc. (The)	544	102,000
Invesco Ltd.	4,055	134,504
TD Ameritrade Holding Corp.	2,483	85,589
Total		421,349
Real Estate Investment Trusts 1.2%
Simon Property Group, Inc.	845	170,234
Total Financials		792,266
HEALTH CARE 19.5%
Biotechnology 9.7%
Alexion Pharmaceuticals, Inc.(a)	1,282	225,632
Alkermes PLC(a)	2,029	145,926
Biogen, Inc.(a)	886	257,392
BioMarin Pharmaceutical, Inc.(a)	282	33,005
Bluebird Bio, Inc.(a)	173	13,343
Celgene Corp.(a)	2,620	321,501
Dyax Corp.(a)	1,459	40,166
Incyte Corp.(a)	600	70,518
Intercept Pharmaceuticals, Inc.(a)	171	26,881
Novavax, Inc.(a)	5,103	34,445
Ultragenyx Pharmaceutical, Inc.(a)	290	28,812
Vertex Pharmaceuticals, Inc.(a)	1,246	155,426
Total		1,353,047
Health Care Equipment & Supplies 1.5%
Medtronic PLC	2,779	205,423

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Large Cap Growth ETF

October 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 3.1%
Express Scripts Holding Co.(a)	2,234	192,973
Laboratory Corp. of America Holdings(a)	1,366	167,663
McKesson Corp.	430	76,884
Total		437,520
Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.	1,830	239,327
Pharmaceuticals 3.5%
Allergan PLC(a)	600	185,082
Bristol-Myers Squibb Co.	4,652	306,800
Total		491,882
Total Health Care		2,727,199
INDUSTRIALS 8.8%
Aerospace & Defense 2.4%
Honeywell International, Inc.	1,543	159,361
Northrop Grumman Corp.	924	173,481
Total		332,842
Air Freight & Logistics 1.2%
FedEx Corp.	1,054	164,477
Airlines 1.2%
Delta Air Lines, Inc.	3,400	172,856
Electrical Equipment 0.6%
AMETEK, Inc.	1,600	87,712
Industrial Conglomerates 1.5%
Carlisle Cos., Inc.	2,382	207,233
Machinery 1.9%
Ingersoll-Rand PLC	2,034	120,535
Snap-on, Inc.	850	141,007
Total		261,542
Total Industrials		1,226,662
INFORMATION TECHNOLOGY 32.4%
Communications Equipment 1.0%
Palo Alto Networks, Inc.(a)	886	142,646
Internet Software & Services 9.7%
Alibaba Group Holding Ltd. ADR(a)	857	71,842
Alphabet, Inc. Class A(a)	534	393,766
Alphabet, Inc. Class C(a)	480	341,189
Facebook, Inc. Class A(a)	4,190	427,255

Common Stocks (continued)

Issuer	Shares	Value ($)
LinkedIn Corp. Class A(a)	497	119,712
Total		1,353,764
IT Services 2.6%
Visa, Inc. Class A	4,772	370,212
Semiconductors & Semiconductor Equipment 3.5%
Avago Technologies Ltd.	586	72,154
Broadcom Corp. Class A	3,034	155,948
NXP Semiconductors NV(a)	1,102	86,342
Qorvo, Inc.(a)	1,352	59,393
Skyworks Solutions, Inc.	1,522	117,559
Total		491,396
Software 9.7%
Electronic Arts, Inc.(a)	4,048	291,739
Microsoft Corp.	8,471	445,914
Red Hat, Inc.(a)	3,355	265,414
salesforce.com, inc.(a)	2,353	182,852
ServiceNow, Inc.(a)	1,451	118,474
Tableau Software, Inc. Class A(a)	600	50,376
Total		1,354,769
Technology Hardware, Storage & Peripherals 5.9%
Apple, Inc.	6,918	826,701
Total Information Technology		4,539,488
MATERIALS 1.3%
Chemicals 1.3%
Eastman Chemical Co.	2,573	185,693
Total Materials		185,693
Total Common Stocks (Cost: $13,164,745)		13,985,577

Money Market Funds 0.5%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(b)	68,962	68,962
Total Money Market Funds (Cost: $68,962)		68,962
Total Investments (Cost: $13,233,707)		14,054,539
Other Assets & Liabilities, Net		(45,991)
Net Assets		14,008,548

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Large Cap Growth ETF

October 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Large Cap Growth ETF

October 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks	13,985,577	—	—	13,985,577
Money Market Funds	68,962	—	—	68,962
Total	14,054,539	—	—	14,054,539

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Select Large Cap Growth ETF

October 31, 2015

Common Stocks 100.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 14.8%
Automobiles 1.9%
Tesla Motors, Inc.(a)	640	132,435
Internet & Catalog Retail 9.2%
Amazon.com, Inc.(a)	563	352,381
Priceline Group, Inc. (The)(a)	194	282,123
Total		634,504
Textiles, Apparel & Luxury Goods 3.7%
NIKE, Inc. Class B	1,967	257,736
Total Consumer Discretionary		1,024,675
CONSUMER STAPLES 7.7%
Beverages 3.9%
Monster Beverage Corp.(a)	2,000	272,640
Food & Staples Retailing 3.8%
CVS Health Corp.	2,654	262,162
Total Consumer Staples		534,802
FINANCIALS 2.7%
Diversified Financial Services 2.7%
Intercontinental Exchange, Inc.	752	189,805
Total Financials		189,805
HEALTH CARE 30.1%
Biotechnology 18.2%
Alexion Pharmaceuticals, Inc.(a)	1,873	329,647
Biogen, Inc.(a)	829	240,833
Celgene Corp.(a)	2,026	248,610
Intercept Pharmaceuticals, Inc.(a)	810	127,332
Vertex Pharmaceuticals, Inc.(a)	2,540	316,840
Total		1,263,262
Health Care Equipment & Supplies 1.9%
DexCom, Inc.(a)	1,615	134,562
Life Sciences Tools & Services 2.7%
Illumina, Inc.(a)	1,320	189,130
Pharmaceuticals 7.3%
Bristol-Myers Squibb Co.	4,684	308,910
Novo Nordisk A/S ADR	3,728	198,255
Total		507,165
Total Health Care		2,094,119

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 2.6%
Electrical Equipment 2.6%
Acuity Brands, Inc.	810	177,066
Total Industrials		177,066
INFORMATION TECHNOLOGY 42.1%
Electronic Equipment, Instruments & Components 2.5%
Fitbit, Inc. Class A(a)	4,322	175,214
Internet Software & Services 15.3%
Alibaba Group Holding Ltd. ADR(a)	2,450	205,384
Facebook, Inc. Class A(a)	3,221	328,445
LinkedIn Corp. Class A(a)	1,385	333,606
MercadoLibre, Inc.	1,986	195,363
Total		1,062,798
IT Services 7.8%
Cognizant Technology Solutions Corp. Class A(a)	3,573	243,357
Visa, Inc. Class A	3,878	300,855
Total		544,212
Semiconductors & Semiconductor Equipment 2.0%
Skyworks Solutions, Inc.	1,810	139,804
Software 14.5%
Adobe Systems, Inc.(a)	2,970	263,320
Mobileye NV(a)	5,095	231,924
ServiceNow, Inc.(a)	3,340	272,711
Splunk, Inc.(a)	4,179	234,693
Total		1,002,648
Total Information Technology		2,924,676
Total Common Stocks (Cost: $6,413,057)		6,945,143

Money Market Funds 0.5%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(b)	36,101	36,101
Total Money Market Funds (Cost: $36,101)		36,101
Total Investments (Cost: $6,449,158)		6,981,244
Other Assets & Liabilities, Net		(35,320)
Net Assets		6,945,924

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Select Large Cap Growth ETF

October 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Select Large Cap Growth ETF

October 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks	6,945,143	—	—	6,945,143
Money Market Funds	36,101	—	—	36,101
Total	6,981,244	—	—	6,981,244

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Select Large Cap Value ETF

October 31, 2015

Common Stocks 99.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 5.0%
Multiline Retail 1.6%
Nordstrom, Inc.	1,619	105,575
Specialty Retail 3.4%
Lowe's Cos., Inc.	3,059	225,846
Total Consumer Discretionary		331,421
CONSUMER STAPLES 12.6%
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	623	98,509
Food Products 4.4%
Tyson Foods, Inc. Class A	6,467	286,876
Tobacco 6.7%
Altria Group, Inc.	3,927	237,466
Philip Morris International, Inc.	2,307	203,939
Total		441,405
Total Consumer Staples		826,790
ENERGY 12.0%
Oil, Gas & Consumable Fuels 12.0%
Anadarko Petroleum Corp.	1,949	130,349
Chevron Corp.	940	85,427
ConocoPhillips	2,088	111,395
Marathon Oil Corp.	2,658	48,854
Marathon Petroleum Corp.	2,734	141,621
Valero Energy Corp.	2,881	189,915
Williams Cos., Inc. (The)	2,090	82,430
Total		789,991
Total Energy		789,991
FINANCIALS 25.5%
Banks 13.9%
Bank of America Corp.	14,065	236,011
Citigroup, Inc.	4,467	237,511
JPMorgan Chase & Co.	3,693	237,275
Wells Fargo & Co.	3,751	203,079
Total		913,876
Capital Markets 2.7%
Morgan Stanley	5,358	176,653
Insurance 8.9%
MetLife, Inc.	3,550	178,849

Common Stocks (continued)

Issuer	Shares	Value ($)
Prudential Financial, Inc.	2,400	198,000
Unum Group	6,141	212,786
Total		589,635
Total Financials		1,680,164
HEALTH CARE 12.2%
Biotechnology 2.2%
Baxalta, Inc.	4,240	146,110
Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	1,163	43,485
Health Care Providers & Services 5.8%
Express Scripts Holding Co.(a)	1,840	158,939
Humana, Inc.	1,256	224,359
Total		383,298
Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	3,448	227,396
Total Health Care		800,289
INDUSTRIALS 9.7%
Aerospace & Defense 6.2%
General Dynamics Corp.	708	105,195
Honeywell International, Inc.	1,754	181,153
United Technologies Corp.	1,249	122,914
Total		409,262
Road & Rail 3.5%
CSX Corp.	4,161	112,305
Union Pacific Corp.	1,323	118,210
Total		230,515
Total Industrials		639,777
INFORMATION TECHNOLOGY 10.5%
Communications Equipment 2.6%
Juniper Networks, Inc.	5,505	172,802
Electronic Equipment, Instruments & Components 2.3%
Corning, Inc.	8,067	150,046
IT Services 2.2%
Teradata Corp.(a)	5,186	145,778
Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	13,349	223,863
Total Information Technology		692,489

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Select Large Cap Value ETF

October 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 5.0%
Chemicals 3.7%
E.I. du Pont de Nemours & Co.	2,117	134,218
FMC Corp.	2,600	105,846
Total		240,064
Metals & Mining 1.3%
Freeport-McMoRan, Inc.	7,522	88,534
Total Materials		328,598
TELECOMMUNICATION SERVICES 4.2%
Diversified Telecommunication Services 4.2%
Verizon Communications, Inc.	5,882	275,748
Total Telecommunication Services		275,748
UTILITIES 3.1%
Independent Power and Renewable Electricity Producers 3.1%
AES Corp. (The)	18,642	204,130
Total Utilities		204,130
Total Common Stocks (Cost: $5,937,887)		6,569,397

Money Market Funds 0.6%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(b)	42,544	42,544
Total Money Market Funds (Cost: $42,544)		42,544
Total Investments (Cost: $5,980,431)		6,611,941
Other Assets & Liabilities, Net		(26,134)
Net Assets		6,585,807

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Select Large Cap Value ETF

October 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks	6,569,397	—	—	6,569,397
Money Market Funds	42,544	—	—	42,544
Total	6,611,941	—	—	6,611,941

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Core Bond ETF

October 31, 2015

U.S. Government & Agency Obligations 31.3%

Issue Description	Principal Amount ($)	Value ($)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 12.3%
1.883%, 04/16/32	14,990	15,030
2.210%, 12/16/35	8,417	8,435
3.500%, 11/15/45(a)	350,000	366,713
3.500%, 11/15/45(a)	75,000	78,471
4.000%, 11/15/45(a)	125,000	133,136
4.500%, 11/15/45(a)	300,000	324,421
5.000%, 02/15/40	16,012	17,581
6.000%, 12/15/37	5,718	6,450
Total		950,237
FEDERAL NATIONAL MORTGAGE ASSOCIATION 11.8%
3.000%, 11/15/30(a)	200,000	208,037
3.500%, 01/25/24	17,473	18,012
3.500%, 11/15/30(a)	175,000	184,762
3.500%, 11/15/45(a)	150,000	156,103
4.000%, 03/01/26	19,218	20,422
4.000%, 06/25/37	420	422
4.000%, 03/01/41	48,198	51,394
4.000%, 11/15/45(a)	75,000	79,834
4.500%, 02/01/22	6,266	6,518
4.500%, 08/01/39	72,974	80,197
4.500%, 03/01/41	21,110	22,938
4.500%, 03/01/41	11,957	13,149
5.000%, 03/01/24	2,097	2,264
5.000%, 10/01/39	20,979	23,121
5.500%, 04/01/38	9,577	10,721
6.000%, 09/01/39	12,870	14,597
6.500%, 09/01/38	11,895	13,654
Total		906,145
FEDERAL HOME LOAN MORTGAGE CORPORATION 7.2%
2.500%, 05/27/16	300,000	303,622
3.500%, 03/15/24	2,720	2,749
3.500%, 09/15/24	2,751	2,837
3.750%, 03/27/19	150,000	162,403
5.000%, 02/01/40	46,718	51,351
5.500%, 05/01/35	21,623	24,042
6.000%, 10/01/38	7,047	7,957
6.500%, 08/01/38	1,045	1,258
Total		556,219
Total U.S. Government & Agency Obligations (Cost $2,382,508)		2,412,601

Corporate Bonds & Notes 31.0%

AEROSPACE & DEFENSE 0.8%
L-3 Communications Corp. 3.950%, 11/15/16	45,000	45,912

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Lockheed Martin Corp. 2.125%, 09/15/16	15,000	15,152
Total		61,064
AUTOMOTIVE 0.6%
Ford Motor Credit Co. LLC 0.761%, 11/08/16(b)	25,000	24,849
Toyota Motor Credit Corp. 0.521%, 05/16/17(b)	25,000	24,946
Total		49,795
BANKING 3.9%
Bank of America Corp. 6.400%, 08/28/17	40,000	43,331
Bank of America NA 0.617%, 06/15/16(b)	10,000	9,979
Citigroup, Inc. 4.500%, 01/14/22	35,000	37,852
Deutsche Bank AG 2.950%, 08/20/20	50,000	50,141
Fifth Third Bancorp 0.765%, 12/20/16(b)	10,000	9,946
2.300%, 03/01/19	25,000	25,055
Goldman Sachs Group, Inc. (The) 5.250%, 07/27/21	10,000	11,158
6.000%, 06/15/20	30,000	34,366
HSBC Holdings PLC 5.100%, 04/05/21	10,000	11,180
JPMorgan Chase & Co. 6.400%, 05/15/38	25,000	31,677
KeyCorp 2.300%, 12/13/18	25,000	25,155
Morgan Stanley 4.750%, 03/22/17	10,000	10,448
Total		300,288
CABLE AND SATELLITE 0.3%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.150%, 03/15/42	20,000	19,029
CHEMICALS 0.6%
Eastman Chemical Co. 5.500%, 11/15/19	25,000	27,727
LYB International Finance BV 4.000%, 07/15/23	20,000	20,289
Total		48,016

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2015

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
CONSTRUCTION MACHINERY 0.7%
Caterpillar Financial Services Corp. 0.572%, 02/26/16(b)	10,000	10,003
5.450%, 04/15/18	30,000	32,765
John Deere Capital Corp. 0.607%, 01/16/18(b)	10,000	9,959
Total		52,727
DIVERSIFIED MANUFACTURING 0.3%
United Technologies Corp. 3.100%, 06/01/22	25,000	25,658
ELECTRIC 1.1%
Berkshire Hathaway Energy Co. 5.750%, 04/01/18	14,000	15,366
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,651
Exelon Generation Co. LLC 5.200%, 10/01/19	10,000	10,842
PPL Capital Funding, Inc. 3.400%, 06/01/23	10,000	10,004
Sierra Pacific Power Co. 6.000%, 05/15/16	15,000	15,418
Talen Energy Supply LLC 4.600%, 12/15/21	25,000	21,457
Total		83,738
ENVIRONMENTAL 0.4%
Waste Management, Inc. 4.750%, 06/30/20	30,000	32,920
FOOD AND BEVERAGE 1.5%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	30,000	33,386
Campbell Soup Co. 3.800%, 08/02/42	22,000	19,033
ConAgra Foods, Inc. 3.200%, 01/25/23	44,000	41,952
6.625%, 08/15/39	10,000	10,942
PepsiCo, Inc. 0.542%, 02/26/16(b)	10,000	10,007
Total		115,320
FOREIGN AGENCIES 0.6%
Petrobras Global Finance BV 5.875%, 03/01/18	25,000	23,618

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Petroleos Mexicanos 5.500%, 06/27/44	25,000	21,305
Total		44,923
GAS PIPELINES 0.8%
NiSource Finance Corp. 5.250%, 02/15/43	10,000	10,818
5.800%, 02/01/42	15,000	17,250
TransCanada Pipelines Ltd. 3.800%, 10/01/20	10,000	10,602
Transcontinental Gas Pipe Line Co. LLC 4.450%, 08/01/42	35,000	26,343
Total		65,013
HEALTH CARE 0.9%
Becton, Dickinson and Co. 2.675%, 12/15/19	5,000	5,057
Bio-Rad Laboratories, Inc. 4.875%, 12/15/20	30,000	32,473
McKesson Corp. 3.250%, 03/01/16	30,000	30,227
Total		67,757
HEALTHCARE INSURANCE 0.5%
Aetna, Inc. 2.750%, 11/15/22	20,000	19,635
Anthem, Inc. 3.300%, 01/15/23	20,000	19,832
Total		39,467
INDEPENDENT ENERGY 0.5%
Anadarko Petroleum Corp. 6.375%, 09/15/17	20,000	21,535
Encana Corp. 3.900%, 11/15/21	10,000	9,300
Nexen Energy ULC 5.875%, 03/10/35	10,000	11,215
Total		42,050
INTEGRATED ENERGY 0.7%
Murphy Oil Corp. 5.125%, 12/01/42	35,000	24,990
Total Capital International SA 3.750%, 04/10/24	30,000	31,366
Total		56,356

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2015

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
LIFE INSURANCE 1.7%
Genworth Holdings, Inc. 4.900%, 08/15/23	25,000	18,938
Hartford Financial Services Group, Inc. (The) 5.375%, 03/15/17	25,000	26,306
MetLife, Inc. 6.400%, 12/15/36	60,000	65,796
Prudential Financial, Inc. 4.500%, 11/16/21	15,000	16,441
6.625%, 06/21/40	5,000	6,271
Total		133,752
MEDIA CABLE 0.5%
Comcast Corp. 5.150%, 03/01/20	20,000	22,509
DIRECTV Holdings LLC 2.400%, 03/15/17	8,000	8,105
6.375%, 03/01/41	10,000	10,799
Total		41,413
MEDIA NON-CABLE 0.2%
RELX Capital, Inc. 3.125%, 10/15/22	15,000	14,659
METALS 1.3%
Alcoa, Inc. 5.400%, 04/15/21	15,000	15,525
5.950%, 02/01/37	5,000	4,700
6.750%, 07/15/18	5,000	5,519
Arcelormittal 6.250%, 03/01/21	5,000	4,722
Freeport-McMoRan, Inc. 3.100%, 03/15/20	20,000	17,576
Teck Resources Ltd. 4.500%, 01/15/21	20,000	13,600
5.400%, 02/01/43	20,000	10,700
Vale Overseas Ltd. 4.375%, 01/11/22	10,000	9,120
Vale SA 5.625%, 09/11/42	25,000	17,872
Total		99,334
MIDSTREAM 1.1%
El Paso Corp. 6.500%, 09/15/20	20,000	21,760
El Paso Pipeline Partners Operating Co. LLC 4.300%, 05/01/24	15,000	13,458
5.000%, 10/01/21	10,000	9,979

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Energy Transfer Partners LP 5.150%, 03/15/45	15,000	11,971
6.500%, 02/01/42	10,000	9,304
Kinder Morgan Energy Partners LP 3.500%, 03/01/21	10,000	9,475
Kinder Morgan, Inc. 3.050%, 12/01/19	10,000	9,693
Total		85,640
NON-CAPTIVE CONSUMER 0.1%
Discover Financial Services 6.450%, 06/12/17	10,000	10,711
NON-CAPTIVE DIVERSIFIED 0.7%
General Electric Capital Corp. 2.300%, 04/27/17	10,000	10,186
4.375%, 09/16/20	40,000	43,889
Total		54,075
OIL FIELD SERVICES 0.7%
Noble Holding International Ltd. 6.950%, 04/01/45	50,000	36,078
Weatherford International Ltd. 5.125%, 09/15/20	20,000	17,126
Total		53,204
OTHER FINANCIAL INSTITUTIONS 0.3%
NYSE Euronext 2.000%, 10/05/17	20,000	20,227
PHARMACEUTICALS 0.3%
Biogen, Inc. 5.200%, 09/15/45	10,000	10,085
Gilead Sciences, Inc. 3.650%, 03/01/26	10,000	10,110
Total		20,195
PROPERTY & CASUALTY 1.0%
ACE INA Holdings, Inc. 5.700%, 02/15/17	30,000	31,739
Berkshire Hathaway, Inc. 1.900%, 01/31/17	10,000	10,132
Liberty Mutual Group, Inc. 4.950%, 05/01/22(c)	30,000	32,332
Total		74,203

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2015

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
RAILROADS 1.1%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	15,000	14,867
4.550%, 09/01/44	25,000	24,749
Canadian Pacific Railway Co. 6.500%, 05/15/18	10,000	11,127
CSX Corp. 7.375%, 02/01/19	30,000	34,814
Total		85,557
REITS 0.3%
Boston Properties LP 4.125%, 05/15/21	15,000	15,960
Simon Property Group LP 2.150%, 09/15/17	10,000	10,146
Total		26,106
RESTAURANTS 0.8%
McDonald's Corp. 2.625%, 01/15/22	25,000	24,651
Yum! Brands, Inc. 3.875%, 11/01/23	40,000	36,136
Total		60,787
RETAIL 0.4%
CVS Health Corp. 5.125%, 07/20/45	30,000	32,163
RETAILERS 0.7%
Home Depot, Inc. (The) 3.350%, 09/15/25	5,000	5,130
Lowe's Cos., Inc. 4.375%, 09/15/45	45,000	45,795
Total		50,925
SUPRANATIONAL 0.4%
European Investment Bank 5.125%, 05/30/17	25,000	26,669
TECHNOLOGY 2.9%
Apple, Inc. 2.850%, 05/06/21	15,000	15,446
Automatic Data Processing, Inc. 3.375%, 09/15/25	5,000	5,125
Cisco Systems, Inc. 2.125%, 03/01/19	5,000	5,071
4.450%, 01/15/20	30,000	32,952

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Intel Corp. 3.300%, 10/01/21	25,000	26,206
Jabil Circuit, Inc. 7.750%, 07/15/16	30,000	31,200
Microsoft Corp. 3.750%, 02/12/45	20,000	18,437
Oracle Corp. 2.500%, 05/15/22	25,000	24,689
6.500%, 04/15/38	30,000	38,219
Xerox Corp. 4.800%, 03/01/35	15,000	12,882
6.750%, 12/15/39	10,000	10,314
Total		220,541
TRANSPORTATION SERVICES 0.5%
ERAC USA Finance LLC 5.625%, 03/15/42(c)	10,000	10,736
7.000%, 10/15/37(c)	25,000	30,734
Total		41,470
WIRELESS 0.3%
American Tower Corp. 5.050%, 09/01/20	20,000	21,741
WIRELINES 1.5%
AT&T, Inc. 1.700%, 06/01/17	10,000	10,049
4.750%, 05/15/46	10,000	9,182
5.800%, 02/15/19	30,000	33,366
Verizon Communications, Inc. 2.625%, 02/21/20	32,000	32,318
3.000%, 11/01/21	10,000	10,075
6.350%, 04/01/19	20,000	22,731
Total		117,721
Total Corporate Bonds & Notes (Cost $2,388,113)		2,395,214

U.S. Treasury Obligations 26.9%

U.S. TREASURY INFLATION INDEXED NOTE 11.3%
0.125%, 04/15/16	110,000	118,014
0.125%, 04/15/19	100,000	101,546
0.125%, 01/15/22	425,000	436,888
1.125%, 01/15/21	190,000	215,270
Total		871,718

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2015

U.S. Treasury Obligations (continued)

Issue Description	Principal Amount ($)	Value ($)
U.S. TREASURY NOTE 7.6%
1.000%, 06/30/19	150,000	148,600
2.000%, 02/15/23	160,000	160,883
2.125%, 01/31/21	60,000	61,553
2.250%, 07/31/21	120,000	123,609
7.500%, 11/15/24	65,000	94,141
Total		588,786
U.S. TREASURY BOND 6.9%
2.500%, 02/15/45	65,000	59,200
2.750%, 08/15/42	100,000	96,859
4.375%, 02/15/38	50,000	63,957
4.375%, 05/15/41	25,000	31,998
5.000%, 05/15/37	80,000	111,194
5.250%, 11/15/28	75,000	99,230
5.375%, 02/15/31	50,000	68,684
Total		531,122
U.S. TREASURY INFLATION INDEXED BOND 1.1%
0.750%, 02/15/42	90,000	84,849
Total U.S. Treasury Obligations (Cost $2,048,752)		2,076,475

Asset-Backed Securities — Non-Agency 3.9%

Citibank Credit Card Issuance Trust 5.300%, 03/15/18	102,000	103,757
Honda Auto Receivables 2015-2 Owner Trust 1.040%, 02/21/19	50,000	49,855
Resolution Funding Corp Principal Strip 0.000%, 10/15/19	50,000	46,704
Small Business Administration Participation Certificates 3.110%, 04/01/34	46,200	47,755
3.150%, 07/01/33	21,707	22,641
3.920%, 10/01/29	25,771	27,463
Total Asset-Backed Securities — Non-Agency (Cost $293,985)		298,175

Mortgage-Backed Securities 1.9%

Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	24,985	25,678
Csail Commercial Mortgage Trust 3.231%, 06/15/57	100,000	100,010
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39	21,128	21,881
Total Mortgage-Backed Securities (Cost $149,708)		147,569

Municipal Bonds 1.3%

Issue Description	Principal Amount ($)	Value ($)
CALIFORNIA 0.4%
State of California 7.550%, 04/01/39	20,000	29,573
ILLINOIS 0.6%
Metropolitan Water Reclamation District of Greater Chicago 5.720%, 12/01/38	30,000	34,444
State of Illinois 5.877%, 03/01/19	10,000	10,784
Total Illinois		45,228
OHIO 0.3%
Bowling Green State University Revenue Bonds 5.080%, 06/01/18	20,000	21,620
JobsOhio Beverage System Series B Revenue Bonds 3.235%, 01/01/23	5,000	5,005
Total Ohio		26,625
Total Municipal Bonds (Cost $91,278)		101,426
Foreign Government Obligations 0.5%
Mexico Government International Bond 3.625%, 03/15/22	8,000	8,192
Turkey Government International Bond 6.875%, 03/17/36	25,000	28,751
Total Foreign Government Obligations (Cost $36,045)		36,943

Money Market Funds 24.7%

	Shares	Value ($)
Dreyfus Treasury Prime Cash Management Institutional Shares 0.000%(d)	1,902,700	1,902,700
Total Money Market Funds (Cost $1,902,700)		1,902,700
Total Investments (Cost $9,293,089)		9,371,103
Other Assets & Liabilities, Net		(1,655,469)
Net Assets		7,715,634

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2015

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Variable rate security.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2015, the value of these securities amounted to $73,802 or 1.0% of net assets.

(d) The rate shown is the seven-day current annualized yield at October 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Government & Agency Obligations	—	2,412,601	—	2,412,601
Corporate Bond & Notes	—	2,395,214	—	2,395,214
U.S. Treasury Obligations	2,076,475	—	—	2,076,475
Asset-Backed Securities — Non-Agency	—	298,175	—	298,175
Mortgage-Backed Securities	—	147,569	—	147,569
Municipal Bonds	—	101,426	—	101,426
Foreign Government Obligations	—	36,943	—	36,943
Money Market Funds	1,902,700	—	—	1,902,700
Total	3,979,175	5,391,928	—	9,371,103

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Intermediate Municipal Bond ETF

October 31, 2015

Municipal Bonds 96.3%

Issue Description	Principal Amount ($)	Value ($)
ALASKA 4.1%
Alaska Industrial Development & Export Authority Revolving Fund Series A Revenue Bonds 5.000%, 04/01/19	100,000	113,035
North Slope Borough of Alaska Series A 5.000%, 06/30/17	100,000	107,391
Total Alaska		220,426
ARIZONA 2.2%
City of Scottsdale 5.000%, 07/01/24	100,000	117,172
CALIFORNIA 18.2%
California Health Facilities Financing Authority Revenue Scripps Health Series A Revenue Bonds 5.000%, 11/15/24	100,000	117,171
California State Economic Recovery Series A 5.000%, 07/01/22	100,000	103,202
California State Public Works Board Series A Revenue Bonds 5.000%, 09/01/31	100,000	115,335
California State Public Works Board Lease Revenue Department of Correction and Rehabilitation Revenue Bonds 5.000%, 06/01/20	200,000	233,026
California Statewide Communities Development Authority Series A Revenue Bonds 5.000%, 10/01/28	100,000	113,143
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	150,000	171,381
State of California 5.000%, 02/01/27	100,000	116,760
Total California		970,018
COLORADO 3.5%
Colorado Health Facilities Authority Revenue Bonds 5.000%, 12/01/27	75,000	82,710

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Denver Colorado City & County Airport Revenue System Series A Revenue Bonds 5.000%, 11/15/23	100,000	104,794
Total Colorado		187,504
FLORIDA 7.7%
Citizens Property Insurance Corp. Series A-1 Revenue Bonds 5.500%, 06/01/17	150,000	161,220
County of Miami-Dade Florida Aviation Revenue Series B Revenue Bonds 5.000%, 10/01/32	120,000	136,343
Orlando Utilities Commission Utility System Revenue Series B Revenue Bonds 5.000%, 10/01/23	100,000	111,941
Total Florida		409,504
ILLINOIS 8.2%
City of Chicago Waterworks Revenue Revenue Bonds 5.000%, 11/01/25	200,000	219,856
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A Revenue Bonds 5.500%, 08/15/24	100,000	111,400
Illinois Municipal Electric Agency Series A Revenue Bonds 5.000%, 02/01/30	60,000	68,713
State of Illinois 5.250%, 02/01/31	35,000	37,212
Total Illinois		437,181
INDIANA 1.9%
Indiana Health & Educational Facilities Financing Authority Series B Revenue Bonds 5.000%, 02/15/16	100,000	101,408
LOUISIANA 1.5%
Parish of St. Charles Louisiana Revenue Bonds 4.000%, 12/01/40	75,000	79,736

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2015

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
MARYLAND 4.3%
Maryland Health & Higher Educational Facilities Authority Revenue Carroll Hospital Series A Revenue Bonds 5.000%, 07/01/21	200,000	230,964
MASSACHUSETTS 2.1%
Commonwealth of Massachusetts Development Finance Agency Revenue College Holy Cross Series B Revenue Bonds 4.750%, 09/01/23	100,000	109,911
MICHIGAN 1.5%
Royal Oak Hospital Finance Authority Series D Revenue Bonds 5.000%, 09/01/32	75,000	82,444
MISSOURI 1.6%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds 5.000%, 02/01/26	75,000	82,791
NEVADA 2.9%
County of Clark Highway Improvement Revenue Motor Vehicle Fuel Tax Revenue Bonds 5.000%, 07/01/19	135,000	154,248
NEW JERSEY 5.3%
New Jersey Economic Development Authority Revenue School Facilities Construction Series EE Revenue Bonds 5.000%, 09/01/23	165,000	174,719
New Jersey Transportation Trust Fund Authority Transportation System Series B Revenue Bonds 5.500%, 12/15/19	100,000	110,113
Total New Jersey		284,832
NEW MEXICO 2.0%
New Mexico Finance Authority Revenue Subordinated Lien Public PJ Revolving Fund Series C Revenue Bonds 5.250%, 06/15/18	100,000	107,401

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
NEW YORK 5.8%
New York State Dormitory Authority Series A Revenue Bonds 5.000%, 05/01/31	80,000	90,714
New York State Thruway Authority Series H Revenue Bonds 5.000%, 01/01/22	100,000	108,675
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A Revenue Bonds 5.000%, 03/15/18	100,000	110,154
Total New York		309,543
OKLAHOMA 2.1%
Oklahoma Municipal Power Authority Supply Systems Revenue Series A Revenue Bonds 5.000%, 01/01/23	100,000	113,054
PENNSYLVANIA 2.2%
Lancaster County Solid Waste Management Authority Series A Revenue Bonds 5.250%, 12/15/29	100,000	115,179
SOUTH CAROLINA 2.1%
County of Florence South Carolina Revenue Bonds 5.000%, 11/01/32	100,000	112,484
TEXAS 8.6%
Harris County, Texas Series C Revenue Bonds 5.000%, 08/15/22	100,000	113,971
Lower Colorado River Authority Texas Revenue, Prerefunded 5/15/19 Revenue Bonds 5.000%, 05/15/22	5,000	5,679
Lower Colorado River Authority Texas Revenue, Unrefunded Revenue Bonds 5.000%, 05/15/22	95,000	106,594
North Texas Tollway Authority Revenue Bonds 5.000%, 01/01/31	50,000	56,003

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2015

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
North Texas Tollway Authority Revenue Specials Projects System Series A Revenue Bonds 5.000%, 09/01/30	150,000	174,156
Total Texas		456,403
WASHINGTON 6.4%
Energy Northwest Washington Electric Revenue Columbia Station Series A Revenue Bonds 5.000%, 07/01/22	75,000	89,621
FYI Properties Washington Lease Revenue Washington State District Project Revenue Bonds 5.000%, 06/01/22	100,000	112,253
Port of Seattle Washington Revenue Authority Series A Revenue Bonds 5.500%, 09/01/20	115,000	136,850
Total Washington		338,724

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
WISCONSIN 2.1%
Wisconsin Health & Educational Facilities Authority Revenue Aurora Health Care Inc. Series A Revenue Bonds 5.250%, 04/15/24	100,000	111,878
Total Municipal Bonds (Cost: $4,878,257)		5,132,805

Money Market Funds 3.1%

	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Institutional Shares 0.000%(a)	164,648	164,648
Total Money Market Funds (Cost: $164,648)		164,648
Total Investments (Cost: $5,042,905)		5,297,453
Other Assets & Liabilities, Net		34,345
Net Assets		5,331,798

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at October 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2015:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	—	5,132,805	—	5,132,805
Money Market Funds	164,648	—	—	164,648
Total	164,648	5,132,805	—	5,297,453

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Columbia Large Cap Growth ETF	Columbia Select Large Cap Growth ETF	Columbia Select Large Cap Value ETF	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Assets
Investments, at cost:	$13,233,707	$6,449,158	$5,980,431	$9,293,089	$5,042,905
Investments, at fair value (Note 2)	$14,054,539	$6,981,244	$6,611,941	$9,371,103	$5,297,453
Cash	377	—	—	—	—
Receivable for:
Investment securities sold	189,990	—	79,506	—	—
Due from investment manager	13,249	13,452	13,306	16,611	14,109
Dividends	5,896	2,767	13,440	—	—
Interest	—	—	—	49,138	69,101
Prepaid expenses	4,483	7,276	3,789	4,522	4,518
Total assets	14,268,534	7,004,739	6,721,982	9,441,374	5,385,181
Liabilities
Payable for:
Investments purchased	198,131	—	83,163	131,157	—
Investments purchased on a delayed delivery basis	—	—	—	1,532,302	—
Compensation of board members	10,881	10,980	11,288	10,905	10,916
Advisory fees	8,794	4,345	4,185	3,285	2,170
Other accrued expenses	42,180	43,490	37,539	48,091	40,297
Total liabilities	259,986	58,815	136,175	1,725,740	53,383
Net assets applicable to outstanding capital stock	$14,008,548	$6,945,924	$6,585,807	$7,715,634	$5,331,798
Represented by
Paid-in capital	$13,088,306	$6,304,486	$5,893,426	$7,602,062	$5,109,440
Undistributed (accumulated) net investment income (loss)	9,725	(10,704)	82,359	(1,231)	26,593
Undistributed (accumulated) net realized gain (loss) on investments	89,685	120,056	(21,488)	36,789	(58,783)
Net unrealized appreciation on investments	820,832	532,086	631,510	78,014	254,548
Total — representing net assets applicable to outstanding capital stock	$14,008,548	$6,945,924	$6,585,807	$7,715,634	$5,331,798
Shares outstanding	300,010	150,010	150,022	150,010	100,010
Net asset value per share	$46.69	$46.30	$43.90	$51.43	$53.31

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2015

	Columbia Large Cap Growth ETF	Columbia Select Large Cap Growth ETF	Columbia Select Large Cap Value ETF	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Investment Income
Dividends	$102,043	$29,989	$201,247	$—	$—
Interest	—	—	—	145,546	177,610
Foreign taxes withheld	(286)	—	—	—	—
Total income	101,757	29,989	201,247	145,546	177,610
Expenses:
Administration fees	75,000	75,000	75,000	75,000	75,000
Advisory fees	67,523	72,531	64,965	29,951	25,638
Transfer agent fees	12,000	12,000	12,000	12,000	12,000
Professional fees	11,447	12,259	12,018	13,997	12,635
Shareholder reporting fees	11,445	10,792	14,942	8,933	8,470
Compensation of board members	9,439	9,467	9,449	9,415	9,411
Pricing fees	7,574	6,807	6,779	45,366	26,510
Exchange listing fees	7,500	7,500	7,500	7,500	7,500
Custody fees	6,752	4,411	3,778	9,100	2,604
Insurance fees	4,874	6,709	4,445	4,913	4,911
Other	3,236	6,388	3,481	2,891	2,880
Total expenses	216,790	223,864	214,357	219,066	187,559
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(144,221)	(146,670)	(149,746)	(188,762)	(165,125)
Total net expenses	72,569	77,194	64,611	30,304	22,434
Net investment income (loss)	29,188	(47,205)	136,636	115,242	155,176
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	100,639	152,560	(5,167)	55,791	11,525
In-kind transactions	661,562	1,558,811	702,704	—	—
Total realized gain	762,201	1,711,371	697,537	55,791	11,525
Change in net unrealized appreciation (depreciation) on investments	237,750	(1,098,956)	(945,303)	(129,719)	(69,238)
Net realized and unrealized gain (loss) on investments	999,951	612,415	(247,766)	(73,928)	(57,713)
Net increase (decrease) in net assets resulting from operations	$1,029,139	$565,210	($111,130)	$41,314	$97,463

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Large Cap Growth ETF		Columbia Select Large Cap Growth ETF		Columbia Select Large Cap Value ETF
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations
Net investment income (loss)	$29,188	$12,685	$(47,205)	$(45,636)	$136,636	$88,055
Net realized gain	762,201	287,104	1,711,371	3,474,086	697,537	125,540
Net change in unrealized appreciation (depreciation)	237,750	115,932	(1,098,956)	(1,451,488)	(945,303)	687,546
Net increase (decrease) in net assets resulting from operations	1,029,139	415,721	565,210	1,976,962	(111,130)	901,141
Distributions to shareholders
Net investment income	(28,178)	(10,706)	—	—	(100,541)	(51,898)
Net realized gain	(308,121)	(91,000)	(703,743)	—	(150,348)	(30,626)
Total distributions to shareholders	(336,299)	(101,706)	(703,743)	—	(250,889)	(82,524)
Shareholder transactions
Proceeds from shares sold	9,197,449	4,243,547	2,411,378	4,213,145	—	4,403,807
Cost of shares redeemed	(2,384,819)	—	(7,197,927)	(8,442,570)	(2,254,713)	—
Net increase (decrease) in net assets resulting from shareholder transactions	6,812,630	4,243,547	(4,786,549)	(4,229,425)	(2,254,713)	4,403,807
Increase (decrease) in net assets	7,505,470	4,557,562	(4,925,082)	(2,252,463)	(2,616,732)	5,222,424
Net assets
Net assets at beginning of year	6,503,078	1,945,516	11,871,006	14,123,469	9,202,539	3,980,115
Net assets at end of year	$14,008,548	$6,503,078	$6,945,924	$11,871,006	$6,585,807	$9,202,539
Undistributed net investment income (loss)	$9,725	$8,715	$(10,704)	$(7,999)	$82,359	$46,264
Capital stock activity
Shares outstanding, beginning of year	150,010	50,010	250,010	350,010	200,022	100,022
Subscriptions	200,000	100,000	50,000	100,000	—	100,000
Redemptions	(50,000)	—	(150,000)	(200,000)	(50,000)	—
Shares outstanding, end of year	300,010	150,010	150,010	250,010	150,022	200,022

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Core Bond ETF		Columbia Intermediate Municipal Bond ETF
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations
Net investment income	$115,242	$108,372	$155,176	$150,867
Net realized gain	55,791	33,169	11,525	9,826
Net change in unrealized appreciation (depreciation)	(129,719)	61,368	(69,238)	110,378
Net increase in net assets resulting from operations	41,314	202,909	97,463	271,071
Distributions to shareholders
Net investment income	(126,873)	(121,074)	(152,453)	(146,592)
Total distributions to shareholders	(126,873)	(121,074)	(152,453)	(146,592)
Shareholder transactions
Proceeds from shares sold	2,583,222	—	—	—
Cost of shares redeemed	—	—	—	—
Net increase in net assets resulting from shareholder transactions	2,583,222	—	—	—
Increase (decrease) in net assets	2,497,663	81,835	(54,990)	124,479
Net assets
Net assets at beginning of year	5,217,971	5,136,136	5,386,788	5,262,309
Net assets at end of year	$7,715,634	$5,217,971	$5,331,798	$5,386,788
Undistributed net investment income (loss)	$(1,231)	$4,161	$26,593	$23,870
Capital stock activity
Shares outstanding, beginning of year	100,010	100,010	100,010	100,010
Subscriptions	50,000	—	—	—
Redemptions	—	—	—	—
Shares outstanding, end of year	150,010	100,010	100,010	100,010

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Large Cap Growth ETF

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$43.35	$38.90	$30.60	$31.00	$29.56
Net investment income (loss)(a)	0.15	0.23	0.27	0.14	(0.02)
Net realized and unrealized gain	5.43	6.25	8.38	3.40	1.46
Total from investment operations	5.58	6.48	8.65	3.54	1.44
Less distributions to shareholders:
Net investment income	(0.19)	(0.21)	(0.35)	—	—
Net realized gains	(2.05)	(1.82)	—	(3.94)	—
Total distribution to shareholders	(2.24)	(2.03)	(0.35)	(3.94)	—
Net asset value, end of year	$46.69	$43.35	$38.90	$30.60	$31.00
Total Return at NAV(b)	13.32%	17.28%	28.57%	13.31%	4.87%
Total Return at Market(b)	13.36%	18.04%	39.62%	5.10%	3.25%
Ratios to average net assets of:
Expenses, net of expense waivers	0.83%	0.83%	0.83%	0.84%	0.89%
Expenses, prior to expense waivers	2.47%	7.27%	9.81%	11.56%	6.95%
Net investment income (loss), net of waivers	0.33%	0.57%	0.78%	0.48%	(0.07)%
Supplemental data
Net assets, end of year (in thousands)	$14,009	$6,503	$1,946	$1,530	$1,550
Portfolio turnover rate(c)	63%	87%	66%	112%	110%

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Select Large Cap Growth ETF

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$47.48	$40.35	$29.33	$30.71	$29.62
Net investment income (loss)(a)	(0.23)	(0.15)	0.04	(0.04)	(0.11)
Net realized and unrealized gain	2.57	7.28	11.03	1.27	1.20
Total from investment operations	2.34	7.13	11.07	1.23	1.09
Less distributions to shareholders:
Net investment income	—	—	(0.05)	—	—
Net realized gains	(3.52)	—	—	(2.61)	—
Total distribution to shareholders	(3.52)	—	(0.05)	(2.61)	—
Net asset value, end of year	$46.30	$47.48	$40.35	$29.33	$30.71
Total Return at NAV(b)	5.32%	17.67%	37.79%	4.77%	3.68%
Total Return at Market(b)	5.63%	17.48%	49.83%	(3.51)%	3.82%
Ratios to average net assets of:
Expenses, net of expense waivers	0.82%	0.82%	0.84%	0.85%	0.89%
Expenses, prior to expense waivers	2.38%	2.01%	2.56%	3.11%	3.61%
Net investment income (loss), net of waivers	(0.50)%	(0.34)%	0.11%	(0.15)%	(0.34)%
Supplemental data
Net assets, end of year (in thousands)	$6,946	$11,871	$14,123	$7,334	$9,215
Portfolio turnover rate(c)	73%	84%	42%	58%	127%

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Select Large Cap Value ETF

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$46.01	$39.79	$30.88	$30.46	$33.38
Net investment income(a)	0.73	0.62	0.59	0.46	0.45
Net realized and unrealized gain	(1.59)	6.43	8.98	3.76	0.37 (b)
Total from investment operations	(0.86)	7.05	9.57	4.22	0.82
Less distributions to shareholders:
Net investment income	(0.50)	(0.52)	(0.48)	(0.39)	(0.56)
Net realized gains	(0.75)	(0.31)	(0.18)	(3.41)	(3.18)
Total distribution to shareholders	(1.25)	(0.83)	(0.66)	(3.80)	(3.74)
Net asset value, end of year	$43.90	$46.01	$39.79	$30.88	$30.46
Total Return at NAV(c)	(1.97)%	17.94%	31.59%	15.50%	2.03%
Total Return at Market(c)	(2.02)%	17.86%	31.61%	15.76%	1.86%
Ratios to average net assets of:
Expenses, net of expense waivers	0.77%	0.75%	0.80%	0.81%	0.79%
Expenses, prior to expense waivers	2.54%	3.15%	4.97%	6.26%	9.25%
Net investment income, net of waivers	1.62%	1.42%	1.67%	1.55%	1.43%
Supplemental data
Net assets, end of year (in thousands)	$6,586	$9,203	$3,980	$3,088	$3,047
Portfolio turnover rate(d)	23%	36%	4%	12%	143%

(a)  Based on average shares outstanding.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(d)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Core Bond ETF

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$52.17	$51.36	$53.53	$52.88	$52.52
Net investment income(a)	1.00	1.08	1.02	1.19	1.65
Net realized and unrealized gain	(0.61)	0.94	(1.69)	1.74	0.92
Total from investment operations	0.39	2.02	(0.67)	2.93	2.57
Less distributions to shareholders:
Net investment income	(1.13)	(1.21)	(1.21)	(1.35)	(1.83)
Net realized gains	—	—	(0.29)	(0.93)	(0.38)
Total distribution to shareholders	(1.13)	(1.21)	(1.50)	(2.28)	(2.21)
Net asset value, end of year	$51.43	$52.17	$51.36	$53.53	$52.88
Total Return at NAV(b)	0.74%	3.99%	(1.26)%	5.73%	5.12%
Total Return at Market(b)	1.62%	4.43%	(3.96)%	5.73%	8.16%
Ratios to average net assets of:
Expenses, net of expense waivers	0.51%	0.57%	0.53%	0.40%	0.35%
Expenses, prior to expense waivers	3.66%	4.26%	4.31%	4.71%	5.77%
Net investment income, net of waivers	1.92%	2.10%	1.96%	2.26%	3.19%
Supplemental data
Net assets, end of year (in thousands)	$7,716	$5,218	$5,136	$5,354	$5,289
Portfolio turnover rate(c)	234%	197%	178%	176%	116%

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Intermediate Municipal Bond ETF

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$53.86	$52.62	$54.80	$52.16	$51.71
Net investment income(a)	1.55	1.51	1.37	1.36	1.38
Net realized and unrealized gain (loss)	(0.58)	1.20	(2.10)	2.65	0.76
Total from investment operations	0.97	2.71	(0.73)	4.01	2.14
Less distributions to shareholders:
Net investment income	(1.52)	(1.47)	(1.43)	(1.37)	(1.35)
Net realized gains	—	—	(0.02)	—	(0.34)
Total distribution to shareholders	(1.52)	(1.47)	(1.45)	(1.37)	(1.69)
Net asset value, end of year	$53.31	$53.86	$52.62	$54.80	$52.16
Total Return at NAV(b)	1.84%	5.22%	(1.35)%	7.77%	4.29%
Total Return at Market(b)	1.89%	6.19%	(2.45)%	7.97%	4.43%
Ratios to average net assets of:
Expenses, net of expense waivers	0.42%	0.45%	0.50%	0.42%	0.35%
Expenses, prior to expense waivers	3.51%	3.60%	2.94%	3.48%	5.53%
Net investment income, net of waivers	2.91%	2.84%	2.54%	2.53%	2.69%
Supplemental data
Net assets, end of year (in thousands)	$5,332	$5,387	$5,262	$8,221	$5,216
Portfolio turnover rate(c)	13%	9%	9%	5%	6%

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia ETF Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds):

Columbia Large Cap Growth ETF
Columbia Select Large Cap Growth ETF
Columbia Select Large Cap Value ETF
Columbia Core Bond ETF
Columbia Intermediate Municipal Bond ETF

Each Fund currently operates as a diversified fund.

Fund Shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange (NYSE) for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S.

generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in other open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Asset- and Mortgage-Backed Securities

Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk to the Funds since the other party to the transaction may fail to deliver which would cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

Columbia Core Bond ETF may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Certain Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the NYSE is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly for Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF. Distributions from net investment income are declared and paid annually for each of the remaining Funds. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's average daily net assets increase:

	Fee Range
Columbia Large Cap Growth ETF	0.77	% - 0.58%
Columbia Select Large Cap Growth ETF	0.77	% - 0.58%
Columbia Select Large Cap Value ETF	0.77	% - 0.58%
Columbia Core Bond ETF	0.50	% - 0.34%
Columbia Intermediate Municipal Bond ETF	0.48	% - 0.29%

The effective investment management fee rate, as a percentage of each Fund's average daily net assets, for the year ended October 31, 2015, was as follows:

Effective Fee Rate
Columbia Large Cap Growth ETF	0.77%
Columbia Select Large Cap Growth ETF	0.77%
Columbia Select Large Cap Value ETF	0.77%
Columbia Core Bond ETF	0.50%
Columbia Intermediate Municipal Bond ETF	0.48%

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid to this company were as follows:

Columbia Large Cap Growth ETF	$1,175
Columbia Select Large Cap Growth ETF	$1,178
Columbia Select Large Cap Value ETF	$1,176
Columbia Core Bond ETF	$1,171
Columbia Intermediate Municipal Bond ETF	$1,171

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Distribution and Service Fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan). Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (the Service Providers) at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board, however, and there are no current plans to impose these fees.

Expenses Waived/Reimbursed by the Investment Manager

The Investment Manager has contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

following annual rates as a percentage of the respective Fund's average daily net assets:

	March 1, 2015 Through February 29, 2016	Prior to March 1, 2015
Columbia Large Cap Growth ETF	0.83%	0.82%
Columbia Select Large Cap Growth ETF	0.83	0.80
Columbia Select Large Cap Value ETF	0.78	0.74
Columbia Core Bond ETF	0.48	0.57
Columbia Intermediate Municipal Bond ETF	0.42	0.42

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/

reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes, expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and other exchange-traded funds), brokerage commissions, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, net operating loss reclassification and disallowed capital gains (losses) on a redemption-in-kind. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Undistributed (excess of distributions over) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital Increase (Decrease)
Columbia Large Cap Growth ETF	$—	$(646,161)	$646,161
Columbia Select Large Cap Growth ETF	44,500	(1,562,557)	1,518,057
Columbia Select Large Cap Value ETF	—	(691,960)	691,960
Columbia Core Bond ETF	6,239	(6,239)	—
Columbia Intermediate Municipal Bond ETF	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015					Year Ended October 31, 2014
	Ordinary Income		Long-Term Capital Gains	Tax Return of Capital	Total	Ordinary Income		Long-Term Capital Gains	Tax Return of Capital	Total
Columbia Large Cap Growth ETF	$64,118		$272,181	$—	$336,299	$33,002		$68,704	$—	$101,706
Columbia Select Large Cap Growth ETF	162,852		540,891	—	703,743	—		—	—	—
Columbia Select Large Cap Value ETF	145,400		105,489	—	250,889	51,909		30,615	—	82,524
Columbia Core Bond ETF	126,873		—	—	126,873	121,074		—	—	121,074
Columbia Intermediate Municipal Bond ETF	152,453	*	—	—	152,453	146,592	*	—	—	146,592

*Tax-Exempt Income

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)
Columbia Large Cap Growth ETF	$78,382	$104,055	$—	$748,410
Columbia Select Large Cap Growth ETF	72,780	130,675	—	448,687
Columbia Select Large Cap Value ETF	115,532	8,688	—	601,334
Columbia Core Bond ETF	38,255	13,304	—	72,644
Columbia Intermediate Municipal Bond ETF	37,235*	—	(58,783)	254,548

*Tax-Exempt Income

At October 31, 2015, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation (Depreciation)
Columbia Large Cap Growth ETF	$13,306,129	$1,124,316	$(375,906)	$748,410
Columbia Select Large Cap Growth ETF	6,532,557	828,552	(379,865)	448,687
Columbia Select Large Cap Value ETF	6,010,607	1,074,926	(473,592)	601,334
Columbia Core Bond ETF	9,298,459	163,805	(91,161)	72,644
Columbia Intermediate Municipal Bond ETF	5,042,905	271,387	(16,839)	254,548

The following capital loss carryforward, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	No Expiration — Short-Term	No Expiration — Long-Term	Total
Columbia Large Cap Growth ETF	$—	$—	$—
Columbia Select Large Cap Growth ETF	—	—	—
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	—	—	—
Columbia Intermediate Municipal Bond ETF	58,783	—	58,783

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For the year ended October 31, 2015, the amount of capital loss carryforwards utilized, expired unused and permanently lost were as follows:

	Utilized	Expired	Lost
Columbia Large Cap Growth ETF	$—	$—	$—
Columbia Select Large Cap Growth ETF	—	—	—
Columbia Select Large Cap Value ETF	—	—	—
Columbia Core Bond ETF	6,932	—	—
Columbia Intermediate Municipal Bond ETF	11,525	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended October 31, 2015, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Large Cap Growth ETF	$—	$—	$5,532,803	$5,854,304
Columbia Select Large Cap Growth ETF	—	—	6,799,136	7,536,044
Columbia Select Large Cap Value ETF	—	—	1,918,863	2,016,481
Columbia Core Bond ETF	1,722,106	706,199	14,384,171	12,993,489
Columbia Intermediate Municipal Bond ETF	—	—	686,129	738,868

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. In-Kind Transactions

The Funds may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution. For the year ended October 31, 2015, the cost basis in securities contributed was as follows:

Cost
Columbia Large Cap Growth ETF	$9,197,865
Columbia Select Large Cap Growth ETF	2,411,591

Proceeds from the sales of securities include the value of securities delivered through an in-kind redemption of certain fund shares. Net realized gains on these securities are not taxable to remaining shareholders in the Fund. For the year ended October 31, 2015, the in-kind transactions were as follows:

	Cost basis	Proceeds from sales	Net realized gain (loss)
Columbia Large Cap Growth ETF	$1,723,524	$2,385,086	$661,562
Columbia Select Large Cap Growth ETF	5,639,290	7,198,101	1,558,811
Columbia Select Large Cap Value ETF	1,552,125	2,254,829	702,704

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Note 7. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market's assessment of the quality of underlying assets. Most asset-backed securities are subject to prepayment risk (i.e., the risk that Columbia Core Bond ETF will have to reinvest the money received in securities that have lower yields). Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Credit Risk

Credit risk is the risk that the value of debt securities in Columbia Core Bond ETF's and Columbia Intermediate Municipal Bond ETF's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Funds may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF, resulting in a negative impact on the Funds' performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of

Columbia Core Bond ETF's and Columbia Intermediate Municipal Bond ETF's investments. The Funds may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Consumer Discretionary Sector Risk

Columbia Large Cap Growth ETF may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Financial Sector Risk

Columbia Select Large Cap Value ETF may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Health Care Sector Risk

Columbia Select Large Cap Growth ETF may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose Columbia Core Bond ETF to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by Columbia Core Bond ETF may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Columbia Core Bond ETF to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security, as held in Columbia Intermediate Municipal Bond ETF, can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

Technology and Technology-related Investment Risk

Columbia Large Cap Growth ETF and Columbia Select Large Cap Growth ETF may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Annual Report 2015

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

The Board of Trustees of the Columbia ETF Trust ("Trust"), based upon the recommendation of Columbia Management Investment Advisers, LLC (the Investment Manager), on December 15, 2015, determined to liquidate and terminate Columbia Large Cap Growth ETF, Columbia Select Large Cap Growth ETF and Columbia Select Large Cap Value ETF. The liquidation is expected to occur in the first quarter of 2016.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Columbia ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of each of the portfolios comprising Columbia ETF Trust, as described in Note 1 (hereafter referred to as the "Funds") at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Emphasis of Matter

As described in Note 8 to the financial statements, the Board of Trustees agreed on December 15, 2015 to liquidate and terminate Columbia Large Cap Growth ETF, Columbia Select Large Cap Growth ETF, and Columbia Select Large Cap Value ETF. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2015

Annual Report 2015

COLUMBIA ETF TRUST

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentages of ordinary income distributions qualifying for the corporate dividends received deduction (DRD), and the individual qualified dividend income rate (QDI) are presented below.

Fund	DRD	QDI
Columbia Large Cap Growth ETF	65.44%	62.14%
Columbia Select Large Cap Growth ETF	33.70%	35.05%
Columbia Select Large Cap Value ETF	100.00%	100.00%
Columbia Core Bond ETF	—	—
Columbia Intermediate Municipal Bond ETF	—	—

The Funds report the following as capital gain dividends with respect to the fiscal year ended October 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Columbia Large Cap Growth ETF	$272,181
Columbia Select Large Cap Growth ETF	540,891
Columbia Select Large Cap Value ETF	105,489
Columbia Core Bond ETF	—

Columbia Intermediate Municipal Bond ETF	—

The Funds report the following for ordinary income distributions:

Fund
Columbia Large Cap Growth ETF	$64,118
Columbia Select Large Cap Growth ETF	162,852
Columbia Select Large Cap Value ETF	145,400
Columbia Core Bond ETF	126,873
Columbia Intermediate Municipal Bond ETF	152,453	*

*Tax-Exempt Income

Annual Report 2015

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 5/11	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 4/13	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 5/11	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 4/13, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 5/11	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Trustee since 4/13	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 4/13	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 5/11	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 5/11	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee), since 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 4/13	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 5/11	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 4/13	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Trustee; Senior Vice President since 5/11

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 800.774.3768 or visiting columbiathreadneedleetf.com.

Annual Report 2015

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

The Officers

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers or the Trust, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to each of Columbia Core Bond ETF, Columbia Intermediate Municipal Bond ETF, Columbia Large Cap Growth ETF, Columbia Select Large Cap Growth ETF, and Columbia Select Large Cap Value ETF (each a Fund, and together the ETFs). Under an investment management services agreement with each Fund (the IMS Agreement), Columbia Management provides investment advice and other services to each Fund and other funds (collectively, the Funds).

On an annual basis, each Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of each Fund and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and each Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements

Annual Report 2015

COLUMBIA ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of each Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of each Fund, the performance of a benchmark index, the percentage ranking of each Fund among its retail Fund counterpart's comparison group and the net assets of each Fund. The Board observed that the investment performance of Columbia Large Cap Growth ETF and Columbia Select Large Cap Value ETF met expectations and the performance of Columbia Core Bond ETF, Columbia Intermediate Municipal Bond ETF and Columbia Select Large Cap Growth ETF was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of each Fund's expenses with median expenses paid by funds in its retail Fund counterpart's comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. With respect to the ETFs, the Trustees observed that each ETF's net expense ratio equaled the expense ratio of Class I of its retail Fund counterpart (or what a retail Fund counterpart's Class I would be) and, thus, was in line with the expense ratio of comparable retail open-end Funds. The Trustees observed Columbia Management's representation that the Lipper peer universes for actively-managed ETFs were not sufficiently developed and/or comparable so as to utilize them as expense peers for the Columbia ETFs.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds' performance and expenses, and JDL's conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of each Fund is generally no higher than the median expense ratio of funds in the comparison universe of each Fund's corresponding retail Fund). Based on its review, the Board concluded that each Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to each Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2015

COLUMBIA ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as each Fund grows and took note of the extent to which each Fund's shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015

COLUMBIA ETF TRUST

IMPORTANT INFORMATION ABOUT THIS REPORT

Proxy Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting www.columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

Annual Report 2015

Columbia ETF Trust

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

columbiathreadneedleetf.com

ANN146_10_E01_(12/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)    During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$43,000	$43,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$2,000	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$15,800	$15,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$0	$0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Investments.

(a)                                       The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)                                       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2)      Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 23, 2015

By (Signature and Title)*	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 23, 2015